UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 10, 2003

MEDICIS PHARMACEUTICAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18443	52-1574808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8125 North Hayden Road Scottsdale, Arizona (Address of Principal Executive Offices)	85258-2463 (Zip Code)

Registrant’s telephone number, including area code:	(602) 808-8800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.99
EX-10.99(a)
EX-10.100
EX-10.101
EX-99.1

Item  5. Other Events

     On March 7, 2003, Startskottet 21914 AB (under proposed change of name to Medicis Sweden Holdings AB), a wholly-owned subsidiary of Medicis Pharmaceutical Corporation, acquired all of the capital stock of HA North American Sales AB, a wholly-owned subsidiary of Q-Med AB, for an aggregate purchase price of approximately $160 Million. HA North American Sales AB holds a license for the exclusive U.S. and Canadian rights to market, distribute and commercialize the dermal filler product lines known as Restylane®, Perlane™ and Restylane Fine Lines™.

     The approximately $160 million purchase price will be paid as follows: approximately $58.2 million was paid on the closing date; approximately $53.3 million will be paid upon Food and Drug Administration (“FDA”) approval of Restylane®; approximately $19.4 million will be paid upon certain cumulative commercial milestones; and approximately $29.1 million will be paid upon FDA approval of Perlane™. Q-Med is responsible for obtaining the necessary regulatory approvals and will have the exclusive right to manufacture the products for Medicis. The three products currently have patent protection until 2015 and the exclusivity period of the license ends not before the last patent covering the products expire.

     A copy of a press release appears as Exhibit 99.1 to this Current Report is hereby incorporated by reference.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

10.99+	Share Purchase Agreement between Q-Med International B.V. and Startskottet 21914 AB (under proposed change of name to Medicis Sweden Holdings AB), dated February 10, 2003

10.99 (a)	Amendment No. 1 to Share Purchase Agreement between Q-Med International B.V. and Startskottet 21914 AB (under proposed change of name to Medicis Sweden Holdings AB), dated March 7, 2003

10.100+	Supply Agreement between Q-Med AB and Medicis Pharmaceutical Corporation, dated March 7, 2003

10.101+	Amended and Restated Intellectual Property Agreement between Q-Med AB and HA North American Sales AB, dated March 7, 2003

99.1	Copy of press release, dated March 10, 2003, issued by Medicis

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Pharmaceutical Corporation

+      Confidential treatment has been requested with respect to certain portions of this exhibit. The confidential portions of this exhibit for which confidential treatment has been requested has been filed separately with the SEC.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICIS PHARMACEUTICAL CORPORATION (Registrant)

Date: March 10, 2003	/s/ Mark A. Prygocki, Sr.

	Name:	Mark A. Prygocki, Sr.
	Title:	Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.99	Share Purchase Agreement between Q-Med International B.V. and Startskottet 21914 AB (under proposed change of name to Medicis Sweden Holdings AB), dated February 10, 2003

10.99(a)	Amendment No. 1 to Share Purchase Agreement between Q-Med International B.V. and Startskottet 21914 AB (under proposed change of name to Medicis Sweden Holdings AB), dated March 7, 2003

10.100	Supply Agreement between Q-Med AB and Medicis Pharmaceutical Corporation, dated March 7, 2003

10.101	Amended and Restated Intellectual Property Agreement between Q-Med AB and HA North American Sales AB, dated March 7, 2003

99.1	Copy of press release, dated March 10, 2003, issued by Medicis Pharmaceutical Corporation